SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

ITT Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 8, 2012.

ITT CORPORATION	Meeting Information
You are receiving this communication because you hold shares in the above named company.	Meeting Type:	Annual Meeting

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

	For holders as of:	March 16, 2012
	Date: May 8, 2012	Time: 10:30 a.m., EDT
Location: Doral Arrowwood
975 Anderson Hill Road
Rye Brook, New York 10573
DIRECTIONS TO ANNUAL MEETING For directions to the Annual Meeting at the Doral Arrowwood, 975 Anderson Hill Road, Rye Brook, New York 10573, please see http://www.doralarrowwood.com/map-directions
We encourage you to access and review all of the important information contained in the proxy materials before voting.

ADMISSION TICKET

This is notice of your invitation to attend the Annual Meeting of Shareholders of ITT Corporation to be held on Tuesday, May 8, 2012 at 10:30 a.m. EDT at the Doral Arrowwood, 975 Anderson Hill Road, Rye Brook, New York 10573.

You should present this Admission Ticket in order to gain admittance to the Annual Meeting. This ticket admits only the shareholder listed and is not transferable.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT     ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:          www.proxyvote.com

                                 2) BY TELEPHONE:      1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

1.       Election of ten members of the Board of Directors.

Nominees:

1a.    Denise L. Ramos

1b.    Frank T. MacInnis

1c.    Orlando D. Ashford

1d.    Peter D’Aloia

1e.    Donald DeFosset, Jr.

1f.    Christina A. Gold

1g.    General Paul J. Kern

1h.    Linda S. Sanford

1i.     Donald J. Stebbins

1j.     Markos I. Tambakeras

2.       Ratification of the appointment of Deloitte & Touche LLP as ITT’s Independent Registered Public Accounting Firm for 2012.

3.       To approve, in a non-binding vote, the compensation of our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSALS 4, 5 AND 6:

4.       To vote on a shareholder proposal requesting that the Company change its state of incorporation from Indiana to Delaware.

5.       To vote on a shareholder proposal requesting that the Company adopt a policy that, whenever possible, the Chairman of the Board of Directors be an independent director who has not previously served as an executive officer of the Company.

6.       To vote on a shareholder proposal requesting that the Company amend, where applicable, its policies related to human rights.

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